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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 11, 2003




                                 MARITRANS INC.
               (Exact name of company as specified in its charter)



           Delaware                        1-9063                51-0343903
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)



             Two Harbour Place
          302 Knights Run Road
                 Suite 1200
               Tampa, Florida                                   33602
  (Address of principal executive offices)                   (Zip Code)



                                 (813) 209-0600
          (Telephone number, including area code, of agent for service)



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Item 5.       Other Events
              ------------

                   On February 11, 2003, The Board of Directors of Maritrans
              Inc. appointed Philip J. Doherty to chief executive officer effective April 1, 2003. Stephen A. Van Dyck, former chief executive officer, will continue to be employed by the Company as chairman of Maritrans Inc. The press release relating to this announcement is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.       Financial Statements and Exhibits
              ---------------------------------

             (c) Exhibits

                 99.1 - Press release dated February 11, 2003*

              * Filed herewith




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MARITRANS INC.


Date: February 13, 2003                      By:  /s/ Walter T. Bromfield
                                                  ---------------------------
                                                      Walter T. Bromfield
                                                      Chief Financial Officer